The American Legacy (Reg. TM)
Lincoln National Variable Annuity Account E
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46801-7866
1-800-942-5500
www.LincolnRetirement.com

This prospectus describes the individual flexible premium deferred variable annuity contract issued by The Lincoln National Life Insurance Company (Lincoln
Life). It is primarily for use with nonqualified plans and qualified retirement plans under Section 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time.

Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. If your purchase payments are in the fixed account, we guarantee your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account.


All purchase payments for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account E (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.


The available funds, listed below are each part of American Funds Insurance Series (Series) Class 1 shares:

     Global Discovery
     Global Growth
     Global Small Capitalization
     Growth
     International
     New World
     Blue Chip Income and Growth

     Growth-Income
     Asset Allocation
     Bond
     High-Income Bond
     U.S. Government/AAA-Rated Securities
     Cash Management

This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, IN 46801-7866, or call 1-800-942-5500. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2005

                                                                               1

Table of Contents



Item                                                                      Page
Special terms                                                              3
Expense tables                                                             4
Summary of common questions                                                5
The Lincoln National Life Insurance Company                                7
Variable annuity account (VAA)                                             7
Investments of the variable annuity account                                7
Charges and other deductions                                              10
The contracts                                                             13
 Purchase payments                                                        13
 Transfers on or before the annuity commencement date                     14
 Death benefit                                                            16
 Lincoln SmartSecuritySM Advantage                                        18
 Surrenders and withdrawals                                               21
 Distribution of the contracts                                            22
 i4LIFE (Reg. TM) Advantage                                               23
 Annuity payouts                                                          26
 Fixed side of the contract                                               28
Federal tax matters                                                       28
Additional information                                                    33
 Voting rights                                                            33
 Return privilege                                                         33
 Other information                                                        34
 Legal proceedings                                                        34
Statement of Additional Information
Table of Contents for Lincoln National Variable Annuity Account E         35
Appendix A - Condensed financial information                              A-1


2

Special terms
In this prospectus, the following terms have the indicated meanings:

Account or variable annuity account (VAA) - The segregated investment account, Lincoln National Variable Annuity Account E, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity payouts.

Beneficiary - The person you choose to receive any death benefit paid.

Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death Benefit - Before the annuity commencement date, the amount payable to your designated beneficiary if the annuitant dies before the annuity commencement date. An enhanced Guaranteed Minimum Death Benefit may also be available.

i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.

Purchase payments - Amounts paid into the contract.

Selling group individuals - A contractowner who meets one of the following criteria at the time of the contract purchase and who purchases the contract without the assistance of a sales representative under contract with us:
 o Employees and registered representatives of any member of the selling group (broker-dealers who have selling agreements with us) and their spouses and minor children
 o Officers, directors, trustees or bona-fide full-time employees and their spouses and minor children, of American Funds Distributors Inc., Lincoln Financial Group or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.


                                                                               3

Expense tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted.

Contractowner Transaction Expenses:


  o        Surrender charge (as a percentage of purchase payments surrendered/withdrawn):        6.0%*


* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and other deductions-Surrender charge.


The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual Account Fee: $35

Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):


                                                  Enhanced Guaranteed        Guaranteed
                                                  Minimum death              Minimum death
                                                  benefit (EGMDB)            benefit (GMDB)
                                                  ---------------------      ---------------
o        Mortality and expense risk charge               1.25%                    1.25%
o        Enhanced Death Benefit charge                   0.15%                     N/A
                                                          ----                    ----
o        Total annual charge for each
         subaccount                                      1.40%                    1.25%

Optional Rider Charges:


                                            Lincoln SmartSecuritySM            Lincoln SmartSecuritySM
                                          Advantage - 5 Year Elective        Advantage - 1 Year Automatic
                                                 Step-Up option                     Step-Up option
                                         -----------------------------      -----------------------------
Guaranteed maximum annual
percentage charge*                                  0.95%                               1.50%
Current annual percentage charge*                   0.45%                               0.65%

*The annual percentage charge is assessed against the Guaranteed Amount as adjusted for purchase payments, step-ups and withdrawals. See Charges and other deductions for further information.


The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2004. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.


                                                      Minimum        Maximum
                                                     ---------      --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):           0.31%          0.93%

The following table shows the expenses charged by each fund for the year ended December 31, 2004:
(as a percentage of each fund's average net assets):

                                     Management                     Other                        Total
                                        Fees           +           Expenses         =          Expenses*
Global Discovery                   .58        %                 .03        %                 .61        %
Global Growth                      .61                          .04                          .65
Global Small Capitalization        .77                          .04                          .81
Growth                             .35                          .01                          .36
International                      .54                          .06                          .60

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                                              Management                     Other                        Total
                                                 Fees           +           Expenses         =          Expenses*
New World                                   .85        %                 .08        %                 .93        %
Blue Chip Income and Growth                 .45                          .01                          .46
Growth-Income                               .29                          .02                          .31
Asset Allocation                            .36                          .02                          .38
Bond                                        .44                          .01                          .45
High-Income Bond                            .49                          .01                          .50
U.S. Government/AAA-Rated Securities        .46                          .01                          .47
Cash Management                             .35                          .02                          .37

* The Series' investment adviser began voluntarily waiving 5% of its management fees on September 1, 2004. Beginning April 1, 2005, this waiver increased to 10% and will continue at this level until further review. Total annual fund operating expenses do not reflect this waiver. The effect of the waiver on total operating expenses can be found in the Financial Highlights table in the Series' Prospectus and in the audited financial statements in the Series' annual report.


For information concerning compensation paid for the sale of the contracts, see Distribution of the contracts.


EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB and the Lincoln SmartSecuritySM Advantage - 1 Year Step-up option are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1) If you surrender your contract at the end of the applicable time period:


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $906        $1,443         $1,913         $3,448

2) If you annuitize or do not surrender your contract at the end of the applicable time period:


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $306          $943         $1,613         $3,448

For more information, see Charges and other deductions in this prospectus, and the prospectus for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income or annuity payouts are made. See The contracts - i4LIFE (Reg. TM) Advantage including the Guaranteed Income Benefit Rider and Annuity payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.



Summary of common questions
What kind of contract am I buying? It is an individual variable and/or interest adjusted, if applicable, annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. See The contracts. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable annuity account.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. See Investments of the variable annuity account - Description of the funds.

Who invests my money? The investment adviser for the funds is Capital Research and Management Company (CRMC), 333 South Hope Street, Los Angeles, California 90071. CRMC is registered as an investment adviser with the SEC. See Investments of the variable annuity account-Investment Adviser.


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How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The contracts.

What charges do I pay under the contract? At the end of each contract year and at the time of surrender, we will deduct $35 from your contract value as an administrative charge. If you withdraw contract value, you pay a surrender charge from 0% to 6.0%, depending upon how many contract years those payments have been in the contract. We may waiver surrender charges in certain situtations. See Charges and other deductions - Surrender charge.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

We apply a charge to daily net asset value of the VAA and those charges are:


                                                  Enhanced Guaranteed        Guaranteed
                                                  Minimum death              Minimum death
                                                  benefit (EGMDB)            benefit (GMDB)
                                                  ---------------------      ---------------
o        Mortality and expense risk charge               1.25%                    1.25%
o        Enhanced Death Benefit charge                   0.15%                     N/A
                                                          ----                    ----
o        Total annual charge for each
         subaccount                                      1.40%                    1.25%

Available optional rider:


                                                    Lincoln SmartSecuritySM            Lincoln SmartSecuritySM
                                                  Advantage - 5 Year Elective        Advantage - 1 Year Automatic
                                                         Step-up Option                     Step-up Option
                                                 -----------------------------      -----------------------------
o        Guaranteed maximum annual
         percentage charge                                  0.95%                               1.50%
o        Current annual percentage charge                   0.45%                               0.65%

The funds pay a management fee to CRMC based on average daily net asset value of each fund. See Investments of the variable annuity account-Investment adviser. The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to an interest adjustment. See Fixed side of the contract.

Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The contracts and Annuity payouts.

For more information about the compensation we pay for sales of the contracts, see The Contracts - Distribution of the contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The contracts - Purchase payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity payouts - Annuity options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What is i4LIFE (Reg. TM) Advantage?i4LIFE (Reg. TM) Advantage is an income program that provides periodic variable lifetime income payments, a death benefit, and the ability to make purchase payments (IRA contracts only) and withdrawals during a defined period of time. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg.
TM) Advantage death benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What happens if the annuitant dies before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. See The contracts
- Death benefit.

May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than six (6) per contract year. See The Contracts - Transfers on or before the annuity commencement date and Transfers after the annuity commencement date.

What is the Lincoln SmartSecuritySM Advantage? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial purchase payment (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. There are two options available to reset the Guaranteed Amount to the current contract value. See The contracts - Lincoln SmartSecuritySM Advantage.


6

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The contracts - Surrenders and withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and other deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal tax matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return privilege.

Where may I find more information about accumulation unit values? The Appendix to this prospectus provides more information about accumulation unit values.



Investment results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Results calculated without contingent deferred sales charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value.

During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The annual performance of the subaccounts is based on past performance and does not indicate or represent future performance.



Financial statements
The financial statements of the VAA and for us are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-942-5500.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.



Variable annuity account (VAA)
On September 26, 1986, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.



Investments of the variable annuity account
You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


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Investment Adviser

The investment adviser for the funds is Capital Research and Management Company
(CRMC), 333 South Hope Street, Los Angeles, California 90071. CRMC is one of the nation's largest and oldest investment management organizations. As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined, in the prospectus for the fund.


Description of the funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Following are brief summaries of the fund description. More detailed information may be obtained from the current prospectus for the fund which accompanies this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


 FUND NAME                     FUND DESCRIPTION          MANAGER
American Funds Global         Long-term growth          Capital Research and
Discovery                                               Management Company
 American Funds Global         Long-term growth          Capital Research and
Growth Fund                                             Management Company
American Funds Global         Long-term growth          Capital Research and
Small Capitalization                                    Management Company
 American Funds Growth         Long-term growth          Capital Research and
                                                        Management Company
American Funds                Long-term growth          Capital Research and
International                                           Management Company
 American Funds New            Long-term growth          Capital Research and
World                                                   Management Company
American Funds Blue           Income and Growth         Capital Research and
Chip Income and                                         Management Company
Growth
 American Funds                Growth and income         Capital Research and
Growth-Income                                           Management Company
American Funds Asset          Current income            Capital Research and
Allocation                                              Management Company

8


 FUND NAME                   FUND DESCRIPTION                MANAGER
American Funds Bond         Current income                  Capital Research and
                                                            Management Company
 American Funds              High current income             Capital Research and
High-Income Bond                                            Management Company
American Funds U.S.         High current income             Capital Research and
Government/AAA-Rated                                        Management Company
Securities
 American Funds Cash         Preservation of capital         Capital Research and
Management                                                  Management Company

Fund shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of dividends and capital gain distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.


Addition, deletion or substitution of investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

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We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and other deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that, if the i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit is in effect, the required regular income payments will exceed the account value; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

We apply to the average daily net asset value of the subaccounts a charge which is equal to an annual rate of:


                                                  Enhanced Guaranteed        Guaranteed
                                                  Minimum death              Minimum death
                                                  benefit (EGMDB)            benefit (GMDB)
                                                  ---------------------      ---------------
o        Mortality and expense risk charge               1.25%                    1.25%
o        Enhanced Death Benefit charge                   0.15%                     N/A
                                                          ----                    ----
o        Total annual charge for each
         subaccount                                      1.40%                    1.25%

10

Surrender charge

A surrender charge applies (except as described below) to surrenders and withdrawals of purchase payments that have been invested for the periods indicated as follows:


                                                                       Number of contract
                                                                      anniversaries since
                                                                      purchase payment was
                                                                            invested
                                                                    ------------------------
                                                                     0         1         2
      Surrender charge as a percentage of the surrendered or        6%        6%        5%
      withdrawn purchase payments



                                                                       Number of contract anniversaries since
                                                                           purchase payment was invested
                                                                    --------------------------------------------
                                                                     3         4         5         6         7+
      Surrender charge as a percentage of the surrendered or        4%        3%        2%        1%        0
      withdrawn purchase payments

A surrender charge does not apply to:
 o A surrender or withdrawal of a purchase payment beyond the seventh anniversary since the purchase payment was invested;
 o The first withdrawal of contract value during a contract year to the extent that the total contract value withdrawn during does not exceed 10% of the purchase payments (this 10% withdrawal exception does not apply to the surrender of a contract);
 o Automatic withdrawals, not in excess of 10% of the purchase payments during a contract year, made by nontrustee contractowners who are at least age 591/2;
 o A surrender or withdrawal of contract value as a result of the annuitant's permanent and total disability as defined in Section 22(e)(3) of the tax code, after the effective date of the contract and before the annuitant's 65th birthday;
 o When the surviving spouse assumes ownership of the contract as a result of the death of the original owner;
 o A surrender of a contract or withdrawal of a contract value from contracts issued to selling group individuals;
 o A surrender of the contract as a result of the death of the contractowner, sole joint owner, pre-designated joint owner or annuitant;
 o Purchase payments when used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the contract value applied to calculate the benefit amount under any annuity payout option made available by us;
 o Regular income payments made under i4LIFE (Reg. TM) Advantage or periodic payments made under any annuity payout option made available by us;
 o Amounts up to the Annual Withdrawal Limit under the Lincoln SmartSecuritySM Advantage.

For purposes of calculation the surrender charge on withdrawals, we assume that:

1. The free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

2. Prior to the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) until exhausted; then
  o from earnings until exhausted.

3. On or after the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  o from earnings until exhausted; then
  o from purchase payments (on a FIFO basis) to which a surrender charge still applies until exhausted.

In some states, number 3 does not apply and number 2 continues to apply after the seventh anniversary of the contract.

We apply the surrender charge as a percentage of purchase payment, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased. The surrender charge is calculated separately for each purchase payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.


Account fee

During the accumulation period, we will deduct $35 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the contract value upon surrender.


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Rider charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.

Lincoln SmartSecuritySM Advantage Charge. During the accumulation period, there is a charge for the Lincoln SmartSecuritySM Advantage, if elected. The Rider charge is currently equal to an annual rate of 0.45% (0.1125% quarterly) if the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option is selected or 0.65% (0.1625% quarterly) for the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option and is applied to the Guaranteed Amount as adjusted. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount and the fixed side of the contract on the valuation date the Rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. If you purchase the Rider in the future, the percentage charge will be the current charge in effect at that time up to the maximum 0.95% or 1.50% depending on the option selected.

Under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option, the annual Rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.

Under both options, if you elect to step-up the Guaranteed Amount, a pro-rata deduction of the Rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the Rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the Rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the Rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge for the option. If you never elect to step-up your Guaranteed Amount, your Rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The Rider charge will be discontinued upon the earlier of the annuity commencement date, election of i4LIFE (Reg. TM) Advantage or termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the Rider charge may be waived. For the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option, after the fifth Benefit Year anniversary following the last automatic step-up opportunity, the rider charge may be waived.

Whenever the above conditions are met, on each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this Rider or on the most recent step-up date; and (2) purchase payments made after the step-up, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived.


Deductions for premium taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%.


Other charges and deductions

Charges may also be imposed during the regular income and annuity payout period. See i4LIFE (Reg. TM) Advantage and Annuity payouts.

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectus for the funds.



Additional information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or


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 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The contracts

Purchase of contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the contracts.

When a completed application and all other information necessary for processing a purchase order is received at our Home office, an initial purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment within two business days.


Who can invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 85. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-sheltered growth.

Qualified, non-ERISA 403(b) contracts will only be issued for purchase payments that are either lump sum transfers or rollovers. The EGMDB and EEB death benefits and the Lincoln SmartSecuritySM Advantage are not available on contracts used for qualified plans other than IRA's and Roth IRA's.


Replacement of existing insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase payments

Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $5,000The minimum for a nonqualified plan and a 403(b) transfer, rollover is $1,500 and for a qualified plan is $300.. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $25. Purchase payments in total may not exceed $2 million without our approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract as long as the total contract value is at least $600. However, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. We reserve the right to limit purchase payments made to the contract.


Valuation date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


                                                                              13

Allocation of purchase payments

Purchase payments allocated to the variable account are placed into the VAA's subaccounts, each of which invests in shares of the class of its corresponding fund, according to your instructions. You may also allocate purchase payments in the fixed subaccount, if available.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a fixed account is $2,000, ($300 for contracts issued prior to June 2, 2003, subject to state approval). Upon allocation to a subaccount, purchase payments are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received at our Home office if received before 4:00 p.m., New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing the purchase payment until we receive it from your agent's broker-dealer. The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of accumulation units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day.

In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers on or before the annuity commencement date

You may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received.

Transfers (among the variable subaccounts and as permitted between the variable and fixed accounts) are limited to six (6) per contract year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross re-investment or portfolio rebalancing elected on forms available from us. See Additional services and the SAI for more information on these programs.

The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Home office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.


14

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home office.

Requests for transfers will be processed on the valuation date that they are received when they are received at our Home office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

If your contract offers a fixed account, you also may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions:
 o the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and
 o the minimum amount which can be transferred is $300 or the amount in the fixed account.

Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to interest adjustments, if applicable.

Transfers may be delayed as permitted by the 1940 Act. See Delay of payments.


Market timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders. In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner via overnight mail service that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification


                                                                              15

of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. You should read the prospectuses of the funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.


Transfers after the annuity commencement date

If you select i4LIFE (Reg. TM) Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account are the same as they were on or before the annuity commencement date.

If you do not select i4LIFE (Reg. TM) Advantage, you may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment.


Additional services

There are four additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing.

Currently, there is no charge for these services. However, we reserve the right to impose one. In order to take advantage of one of these services, you will need to complete the election form for the service that is available from our Home office. For further detailed information on these services, please see Additional services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account or certain variable subaccounts into the variable subaccounts on a monthly basis. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value. Withdrawals under AWS are subject to applicable surrender charges. See Charges and other deductions - Surrender charge.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross reinvestment running simultaneously.


Death benefit

If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this election terminates if you elect i4LIFE (Reg. TM) Advantage or any annuitization option. Generally, the more expensive the death benefit the greater the protection.


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You should consider the following provisions carefully when designating the beneficiary, annuitant, and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

In addition to paying a death benefit when the annuitant dies, we will also pay a death benefit when the contractowner, sole joint owner, or pre-designated joint owner dies before the annuity commencement date. This death benefit equals the greater of: (1) the GMDB or, if elected, the EGMDB; or (2) the current value of the contract as of the valuation date we approve the claim for payment.

If the contract has more than one joint owner, this death benefit will only be paid on the death of the pre-designated joint owner. The contractowner may make this pre-designation to us in writing. If the contractowner does not make this designation, the youngest joint owner will be the pre-designated joint owner. Only the cash surrender value will be paid upon the death of a non pre-designated joint owner.

To summarize, the death benefit will be paid as follows:
 o If the annuitant dies, the death benefit will be paid to the beneficiary.
 o If the contractowner dies, we will pay a death benefit to the contingent owner, if any, otherwise to the annuitant.
 o If the contractowner or joint owner dies, payment of either the death benefit or the cash surrender value will be paid to the remaining contractowner or joint owners equally.
 o If the contractowner or joint owner is also the annuitant, the death benefit will be paid to the beneficiary.

Guaranteed Minimum Death Benefit (GMDB). The GMDB is equal to the sum of all purchase payments plus any attributable gain, minus any withdrawals, partial annuitzations and premium taxes incurred. We determine the attributable gain separately for each contract year on its seventh anniversary (once its surrender charge period has expired). The attributable gain consists of the earnings on a contract year's net purchase payment(s) [purchase payment(s) minus any withdrawals and partial annuitizations, applied on a first-in first-out basis] as of the valuation date just before its seventh anniversary.


This amount will then be included in the GMDB calculation. If contract conditions are met, the GMDB will be increased automatically by us according to the prescribed formula based upon the contract's internal rate of return. For this to occur, the contract owner, sole joint owner, pre-designated joint owner or the annuitant, as of the seventh anniversary of each eligible contract year, must still be living and must be less than 80 years of age. For more information about GMDB calculations, please refer to the SAI.


Enhanced Guaranteed Minimum Death Benefit (EGMDB). The EGMDB is an alternative to the GMDB for owners of nonqualified contracts or contracts used under an IRA plan. Under the EGMDB, the death benefit payable will be equal to the greater of:
 o the sum of all purchase payments less the sum of all withdrawals, partial annuitizations and premium taxes incurred, if any; or
 o the highest contract value which the contract attains on any policy anniversary (including the inception date) from the time the EGMDB takes effect up to and including the contractowner, sole joint owner, pre-designated joint owner or the annuitant's age 80. The highest contract value so determined is then increased by purchase payments and decreased by partial withdrawals, partial annuitizations and any premium taxes made, effected or incurred subsequent to the anniversary date on which the highest contract value is obtained.

If you elect the EGMDB, you may discontinue the benefit at any time by completing the Enhanced Guaranteed Minimum Death Benefit Discontinuance form and sending it to our Home office. The benefit will be discontinued as of the valuation date we receive the request, and the GMDB will apply. We will deduct the charge for the GMDB as of that date. See Charges and other deductions. You may elect to add the EGMDB to your existing contract if the contractowner, joint owner, and annuitant are under age 81. If you add the EGMDB after purchase, the benefit will take effect as of the valuation date following our receipt of the election request, and we will begin deducting the charge for the benefit as of that date.


General death benefit information

Only one of these death benefit elections may be in effect at any one time and these elections terminate if you elect i4LIFE (Reg. TM) Advantage.

A surrender charge does not apply to a surrender of the contract as a result of the death of a contractowner, sole joint owner, pre-designated joint owner or annuitant. If there are two or more joint owners, the surrender charge is waived only on the death of the pre-designated joint owner.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

                                                                              17

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal tax matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
 o If any beneficiary dies before the annuitant, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
 o If no beneficiary survives the annuitant, the proceeds will be paid to the contractowner or the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


Lincoln SmartSecuritySM Advantage

The Lincoln SmartSecuritySM Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. This benefit provides a Guaranteed Amount equal to the initial purchase payment (or contract value if elected after contract issue) adjusted for purchase payments, step-ups and withdrawals in accordance with the provisions set forth below. You may access this benefit through periodic withdrawals. Two different options are available to step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up). You must choose one of these two options:

     Lincoln SmartSecuritySM Advantage -  5 Year Elective Step-up (default) or

     Lincoln SmartSecuritySM Advantage -  1 Year Automatic Step-up


when you purchase the benefit, and the version of the Rider you receive is based on the option you choose. Under the Lincoln SmartSecuritySM Advantage -
5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecuritySM Advantage
- 1 Year Automatic Step-up option, the Guaranteed amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary until the 10th anniversary. After that time, the contractowner will have the opportunity to step-up the Guaranteed Amount and begin a new 10-year period of automatic step-ups. These options are discussed below in detail. All purchasers of the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option and qualified annuity purchasers of the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option must be under age 81.

There is no guarantee that the Lincoln SmartSecuritySM Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time.


If the benefit is elected at contract issue, then the Rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Home office), the Rider will be effective on the next valuation date following approval by us. You cannot elect the Rider on or after the annuity commencement date (or after the purchase of i4LIFE (Reg. TM) Advantage).

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic step-ups), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.

Guaranteed Amount. The initial Guaranteed Amount varies based on when you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration all Lincoln Life contracts owned by you (or on which you are the annuitant if the contract is owned by a trust or other non-natural owner).


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Additional purchase payments automatically increase the Guaranteed Amount (not to exceed the maximum); however, we may restrict purchase payments in the future. We will notify you if we restrict additional purchase payments. Each withdrawal reduces the Guaranteed Amount as discussed below. Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments and step-ups are made and decreases as withdrawals are made.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecuritySM Advantage
- 5 Year Elective Step-up option, after the fifth anniversary of the Rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up. Under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the tenth Benefit Year if:

a. the contractowner or joint owner is still living; and

b. the contract value as of the valuation date, after the deduction of any withdrawals (including charges and other deductions), the Rider charge and Account Fee plus any purchase payments made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the tenth Benefit Year anniversary, you may elect (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

a. each contractowner and annuitant is under age 81; and

b. the contractowner or joint owner is still living.

This step-up will initiate automatic step-ups as described above for another ten years.

Under both options, a contractowner elected step-up may cause a change in the percentage charge for this benefit. See Charges and other deductions. Purchase payments or withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal limit each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the Rider, the Maximum Annual Withdrawal limit is:
 o  7% of the Guaranteed Amount under the Lincoln SmartSecuritySM Advantage -
5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option.

The Maximum Annual Withdrawal limit is increased by 7% or 5% (depending on your option) of any additional purchase payments. Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal limit to the greater of:

a. the Maximum Annual Withdrawal limit immediately prior to the step-up; or

b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed
Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal limit, then:

1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

2. the Maximum Annual Withdrawal limit will remain the same.

Withdrawals within the Maximum Annual Withdrawal limit are not subject to surrender charges or the interest adjustment, if applicable. If the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal limit (even if they exceed the 5% Maximum Annual Withdrawal limit) only if the withdrawals are taken in the form of systematic monthly or quarterly installments of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this contract value only, as determined by Lincoln. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal tax matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal limit:

1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2. The Maximum Annual Withdrawal limit will be the least of:
  o the Maximum Annual Withdrawal limit immediately prior to the withdrawal; or

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  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal limit); or
   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal limit may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal limit.

Under the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal limit may not be sufficient to satisfy your required minimum distributions. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal limit. Withdrawals over the Maximum Annual Withdrawal limit may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal limit, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

You may use one of the following methods to request a withdrawal: submit an individual request at the time of the withdrawal, establish an automatic withdrawal service or select the Guaranteed Amount Annuity Payment Option. The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal limit. Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and your contract terminates. This may result in a partial, final payment. We do not assess a charge for this annuity payment option and, once chosen, this payment option may not be changed. If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.


The tax consequences of withdrawals and annuity payouts are discussed in Federal tax matters.


All withdrawals you make, whether or not within the Maximum Annual Withdrawal limit, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.


Death Benefit. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The contracts - Death benefit.


If the surviving spouse of the deceased contractowner continues the contract, all terms and conditions of the Rider, including the remaining automatic step-ups under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option, will apply to the new contractowner. Under the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a beneficiary elects to receive the death benefit in installments (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecuritySM Advantage if desired. Automatic step-ups under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the Rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal limit, thereby reducing the benefit of this Rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecuritySM Advantage equal to his or her share of the death benefit.

Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent contractowner-elected step-up of the Guaranteed Amount, the Rider may be terminated. This Rider will automatically terminate
 o on the annuity commencement date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner);or
 o upon the last payment of the Guaranteed Amount.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.


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If you terminate the Rider, you must wait one year before you can re-elect either option.


i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecuritySM Advantage in force are guaranteed the option to purchase i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit) under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. See i4LIFE (Reg. TM) Advantage.

Availability. The availability of this Rider will depend upon your state's approval of this Rider. In addition, the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option may not be available for contracts sold through certain broker/dealers. Check with your investment representative regarding availability.



Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.

As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Non-qualified contracts may not be collaterally assigned. An assignment affects the death benefit calculated under the contract. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Joint ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract.


Surrenders and withdrawals

Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request, subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received at the Home office. If we receive a surrender or withdrawal request at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the interest adjustment. See Fixed side of the contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home office. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with the withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge.

Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or 501(c)(3) organization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a 403(b) contract of post 1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the annuitant (a) attains age 591/2, (b) separates from service, (c) dies, (d) becomes totally and permanently disabled and/or (e) experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).

Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will also be subject to restrictions. Participants in the Texas Optional Retirement Program should refer to the Restrictions under the Texas Optional Retirement Program, later in this prospectus.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal tax matters - Taxation of withdrawals and surrenders.


Small contract surrenders

We may surrender your contract, in accordance with the laws of your state if:

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 o your contract value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for two (2) full, consecutive contract years; and
 o the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge.


Delay of payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/ or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.

This election must be made by your written authorization to us and received in our Home office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).


Distribution of the contracts

We serve as principal underwriter for the contracts. We are registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, and are a member of NASD, Inc. We offer the contracts through and pay commissions to our sales representatives ("Lincoln Sales Representatives"), who are also associated with Lincoln Financial Advisors Corporation ("LFA"), an affiliate and the principal underwriter for certain other contracts issued by us. We also may enter into selling agreements with and pay commissions to other broker-dealers ("Selling Firms") for the sale of the contracts.

Compensation Paid to LFA. The maximum commission we pay to LFA is 4.70% of purchase payments. LFA may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission we pay to LFA is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. We also pay for the operating and other expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives who are also Lincoln Sales Representatives a portion of the commissions received for their sales of contracts. Lincoln Sales Representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, Lincoln Sales Representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation.


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Sales of the contracts may help Lincoln Sales Representatives and/or their managers qualify for such benefits. Lincoln Sales Representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. We pay commission to all Selling Firms. The maximum commission we pay to Selling Firms, other than LFA, is 4.00% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission we pay to Selling Firms is 4.00% of annuitized value and/or ongoing annual compensation of up to 0.65% of annuity value or statutory reserves. Lincoln Financial Distributors, Inc., our affiliate, is a broker-dealer and acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

We may pay certain Selling Firms additional amounts for: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; (5) and inclusion in the financial products the Selling Firm offers. We may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their sales representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2004 is contained in the Statement of Additional Information (SAI).

A portion of these payments may be passed on by the Selling Firms to their sales representatives in accordance with their internal compensation programs. These programs may also include other types of cash and non-cash compensation and other benefits.

Commissions and other incentives or payments described above are not charged directly to contract owners or the VAA. We intend to recoup commissions and other sales expenses through fees and charges deducted under the contracts.


Contractowner questions

The obligations to purchasers under the contracts are those of Lincoln Life. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-800-942-5500.


i4LIFE (Reg. TM) Advantage

The i4LIFE (Reg. TM) Advantage (the Variable Annuity Income Rider in your contract) is a payout option that provides you with variable, periodic regular income payments. This option is available on non-qualified annuities and IRAs (including Roth IRAs but excluding SEP and SARSEP markets). This option, when available in your state, is subject to a charge, (imposed only during the i4LIFE (Reg. TM) Advantage payout phase) computed daily of the net asset value of the Account Value in the VAA. The annual rate of the charge is 1.65% for the i4LIFE (Reg. TM) Advantage Account Value death benefit for IRA and non-qualified annuity contracts and 1.85% for the i4LIFE (Reg. TM) Advantage EGMDB which is available only with non-qualified annuity contracts. This charge consists of an administrative charge of 0.10% and the balance is a mortality and expense risk charge. If i4LIFE (Reg. TM) Advantage is elected at issue of the contract, i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin no more than fourteen days prior to the date the initial regular income payment is due. At the time you elect i4LIFE (Reg. TM) Advantage, you also choose monthly, quarterly, or annual regular income payments, as well as the month that the initial regular income payment is due. Regular income payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage.

i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected at the time of application or at any time before the annuity commencement date by sending a written request to our Home office. There is no guarantee that i4LIFE (Reg. TM) Advantage will be available to elect in the future as we reserve the right to discontinue this option at any time (unless you had previously purchased the Lincoln SmartSecuritySM Advantage, if available. See The contracts - Lincoln SmartSecuritySM Advantage). The annuitant may not be changed after i4LIFE (Reg. TM) Advantage is elected.

i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant is age 591/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless the Guaranteed Income Benefit has been elected (see below).

Additional purchase payments will not be accepted once i4LIFE (Reg. TM) Advantage becomes effective for a non-qualified annuity contract.

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If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once the i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The contracts.

Once i4LIFE (Reg. TM) Advantage begins, any prior death benefit election will terminate and the i4LIFE (Reg. TM) Advantage Account Value death benefit will be provided for IRA annuity contracts and either the i4LIFE (Reg. TM) Advantage Account Value death benefit or the EGMDB will be provided for non-qualified annuity contracts. Both death benefit options are discussed below. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began.

For information regarding income tax consequences of regular income payments and withdrawals, please refer to Federal tax matters - Qualified retirement plans for a discussion of the tax consequences of distributions from qualified retirement plans for IRAs and to Federal tax matters - Taxation of withdrawals and surrenders for information regarding withdrawals from non-qualified contracts.

Regular Income. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments during a defined period of time (the Access Period, as defined below), and after the Access Period for as long as an annuitant (or additional measuring life, hereinafter referred to as "secondary life") is living. We determine the initial regular income payment based in part on the assumed investment return you choose. Assumed investment returns of 3%, 4%, 5% or 6% may be available. See Annuity payouts - Variable annuity payouts for a more detailed explanation. Subsequent regular income payments will be adjusted periodically for non-qualified contracts (once a year for IRA contracts) with the performance of the subaccounts selected and the interest credited on the fixed account. For example, if net investment performance for the year is 3% higher (annualized) than the assumed return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment performance is 3% lower than the assumed return, the regular income payment will decrease by approximately 3%. In most states you may also elect to have regular income payments from non-qualified contracts recalculated only once each year, resulting in level regular income payments between recalculation dates. Regular income payments are not subject to any surrender charges or applicable interest adjustments. See Charges and other deductions.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins no more than fourteen days prior to the date the initial income payment is due. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract, and make withdrawals from your Account Value (defined below). We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. If you do, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may change or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the regular income payments in compliance with IRC provisions for required minimum distributions.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments made and any withdrawals taken.

After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as the annuitant or the secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable).

Withdrawals. You may request a withdrawal at any time during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced proportionately. Withdrawals may have tax consequences. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and other deductions. The interest adjustment may apply.

Surrender. At any time during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. The interest adjustment may apply.

Death Benefit for IRA Annuity Contracts. During the Access Period, i4LIFE (Reg.
TM) Advantage provides the i4LIFE (Reg. TM) Advantage Account Value death benefit. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. This is the only death benefit option available for IRA annuity contracts. The charge under this death benefit is equal to an annual rate of 1.65% of the net asset value of the Account Value in the VAA.

If you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. Your beneficiary may start a new i4LIFE (Reg. TM) Advantage program. If your spouse's life was also used to determine the regular income payments and the spouse dies, the regular income payments may be recalculated.


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Following the Access Period, there is no death benefit.

Death Benefit for Non-Qualified Annuity Contracts. During the Access Period, i4LIFE (Reg. TM) Advantage provides two death benefit options for non-qualified annuity contracts:
 o i4LIFE (Reg. TM) Advantage Account Value death benefit; and
 o i4LIFE (Reg. TM) Advantage EGMDB.

The i4LIFE (Reg. TM) Advantage Account Value death benefit is the Account Value as of the valuation date on which we approve the payment of the death claim.

The charge under this death benefit is equal to an annual rate of 1.65% of the net asset value of the Account Value in the VAA. You may not change this death benefit once it is elected.

The i4LIFE (Reg. TM) Advantage EGMDB is the greatest of:
 o the Account Value as of the valuation date on which we approve the payment of the claim; or
 o the sum of all purchase payments less the sum of all regular income payments and withdrawals, if any. Regular income payments and withdrawals, if any, are deducted on a dollar for dollar basis or
 o the highest Account Value or contract value which the contract attains on any contract anniversary date (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased. The highest
   Account Value or contract value is increased by purchase payments and is decreased by regular income payments and withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals are deducted on a dollar for dollar basis.

Only the highest Account Value achieved on a contract anniversary following the election of i4LIFE (Reg. TM) Advantage will be considered if you did not elect (or you discontinued) the EGMDB option prior to electing i4LIFE (Reg. TM) Advantage. If you elected after the effective date of the contract, only the highest Account Value or contract value after that death benefit election will be used.

All references to withdrawals include deductions for applicable charges and premium taxes, if any.

Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB death benefit, the death benefit will be equal to the Account Value as of the date we approve the death claim for payment (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 81 or older when added to the contract, then the death benefit for this new contractowner or joint owner will be equal to the Account Value as of the date we approve the death claim subsequent to the new contractowner's death.

The charge under this death benefit is equal to an annual rate of 1.85% of the net asset value of the Account Value in the VAA.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home office, and we will begin deducting the lower mortality and expense risk and administrative charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.

For both death benefit options, following the Access Period, there is no death benefit.

Guaranteed Income Benefit.

The Guaranteed Income Benefit option will be available if you elect i4LIFE (Reg. TM) Advantage. The annual charge is 2.15% of the net asset value of the Account Value in the VAA for the i4LIFE (Reg. TM) Advantage Account Value death benefit. For non-qualified annuity contracts the annual charge is 2.35% if the i4LIFE (Reg. TM) Advantage EGMDB is elected. The Guaranteed Income Benefit must be elected at the time i4LIFE (Reg. TM) Advantage is elected and will begin at the time i4LIFE (Reg. TM) Advantage begins. Once the Guaranteed Income Benefit is elected, additional purchase payments cannot be made to the contract. Check with your investment representative regarding the availability of this benefit.


If the Guaranteed Income Benefit is in effect, your regular income payments will never be less than a guaranteed minimum amount, regardless of the actual investment performance of your contract. The Guaranteed Income Benefit is initially equal to 75% of the initial regular income payment. Contractowners who purchased the Lincoln SmartSecuritySM Advantage can use the remaining Guaranteed Amount (if greater than the contract value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit. The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial regular income payment times [the remaining Guaranteed Amount divided by the contract value].

The Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. Additional withdrawals from Account Value will also reduce your death benefit. You may want to discuss the impact of additional withdrawals with your financial adviser.


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A payment equal to the Guaranteed Income Benefit is the minimum payment you will receive. If your regular income payment would otherwise be less than the Guaranteed Income Benefit because of poor net investment results, the Account Value will be reduced by the additional amount needed so that you receive at least the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end. Reducing the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce the value of your death benefit. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant and the secondary life, if applicable, is living. Depending on market performance, it is possible that the Guaranteed Income Benefit will never come into effect.

If you select this Guaranteed Income Benefit, certain restrictions apply to your contract:
 o A 4% assumed investment return (AIR) will be used to calculate the regular income payments.
 o You must choose an Access Period of at least 15 years.

There is no guarantee that this Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option for new elections at any time (unless the Lincoln SmartSecuritySM Advantage was previously elected).

The Guaranteed Income Benefit option may be terminated by the contractowner upon notice to us. Termination will be effective upon the next annual anniversary of the valuation date on which the first regular income payment was calculated, and your annual charge will be reduced to 1.65% of the net asset value of the Account Value in the VAA if the i4LIFE (Reg. TM) Advantage Account Value death benefit is selected or 1.85% of the net asset value if the i4LIFE (Reg. TM) Advantage EGMDB death benefit is selected. If you change the Access Period and/or the frequency of the regular income payment under i4LIFE (Reg.
TM) Advantage, the Guaranteed Income Benefit will terminate. If the Guaranteed Income Benefit is terminated by the contractowner, it can be re-elected after twelve (12) months, if the i4LIFE (Reg. TM) Advantage is restarted. The Guaranteed Income Benefit option also terminates upon the death of the annuitant (last death of the annuitant or secondary life) or termination of i4LIFE (Reg. TM) Advantage. If we change your Access Period to comply with Internal Revenue Code provisions for required minimum distributions, this will not terminate or adjust the Guaranteed Income Benefit.

Availability. The introduction of i4LIFE (Reg. TM) Advantage will vary depending on your state. In states where i4LIFE (Reg. TM) Advantage is not yet available, an earlier version (called the Income4Life (Reg. TM) Solution) may be available. Under the Income4Life (Reg. TM) Solution, the death benefit is equal to the Account Value as of the day on which we approve the payment of the claim (as opposed to the Account Value death benefit offered under i4LIFE (Reg.
TM) Advantage for IRA contracts or the Account Value death benefit or EGMDB offered under i4LIFE (Reg. TM) Advantage for non-qualified contracts). The charge under the Income4Life (Reg. TM) Solution is equal to an annual rate of 1.65% of the net asset value of the Account Value in the VAA (as opposed to an annual rate of 1.65% under i4LIFE (Reg. TM) Advantage for IRA contracts or the annual rate of 1.65% or 1.85% under i4LIFE (Reg. TM) Advantage for non-qualified contracts). The Income4Life (Reg. TM) Solution typically provides higher regular income payments and lower Account Value than are realized under i4LIFE (Reg. TM) Advantage. For a limited time, contracts in force prior to the availability of i4LIFE (Reg. TM) Advantage in a particular state may be able to elect the Income4Life (Reg. TM) Solution. Contracts issued after i4LIFE (Reg.
TM) Advantage is available in your state may only elect i4LIFE (Reg. TM) Advantage. The Guaranteed Income Benefit is not available with the Income4Life (Reg. TM) Solution. The fixed account is not available with Income4Life (Reg.
TM) Solution for non-qualified annuity contracts.


Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice. Your death benefit will be the lowest death benefit available in your contract during the accumulation period. Upon termination, we will stop assessing the charge for the i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with this new death benefit. Your contract value upon termination will be the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.


For non-qualified annuity contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


Annuity payouts

When you apply for a contract, you may select any annuity commencement date permitted by law, which is usually on or before the contractowner's 90th birthday.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


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Annuity options

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable annuity payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Home office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Home office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. The mortality and expense risk charge of 1.25% and the charge for administrative services of 0% will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk.

General Information

Any previously selected death benefit in effect before the annuity commencement date will no longer be available on and after the annuity commencement date. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Home office. You must give us at least 30 days notice before the date on which you want payouts to begin.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.

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 o
 o


Variable annuity payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

We assume an investment return of 4% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the 4% assumed rate. If the actual net investment rate (annualized) exceeds 4%, the annuity payout will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than 4% annuity payouts will decrease. There is a more complete explanation of this calculation in the SAI.


Fixed side of the contract

Purchase payments allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

Purchase payments and contract value allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of 4.5% in the first five contract years, 4.0% in contract years six through ten, and 3.5% in all contract years after ten. A purchase payment allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all data is complete. We may vary the way in which we credit interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF THE GUARANTEED MINIMUM WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE GUARANTEED MINIMUM WILL BE DECLARED.



Federal tax matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Nonqualified annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.


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Tax deferral on earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.


Contracts not owned by an individual

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust.

Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of an employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments in the VAA must be diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


Loss of interest deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.


Age at which annuity payouts begin

Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.


Tax treatment of payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.


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Taxation of withdrawals and surrenders

You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income.


Taxation of annuity payouts

The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract have been distributed, the amount not received will generally be deductible. If withdrawals, other than regular income payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed in the same manner as a withdrawal during the deferral period.


Taxation of death benefits

We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

Death prior to the annuity commencement date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the annuity commencement date:
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.


Penalty taxes payable on withdrawals, surrenders, or annuity payouts

The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the tax law),
 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


Special rules if you own more than one annuity contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Loans and assignments

Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.


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Gifting a contract

If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.


Charges for additional benefits

Your contract automatically includes a basic death benefit and may include Lincoln SmartSecuritySM Advantage. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge and Lincoln SmartSecuitySM Advantage charge, if any, as a contract withdrawal.


Qualified retirement plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.


Types of qualified contracts and terms of contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.


Tax treatment of qualified contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 701/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 701/2 or retirement.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.


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Tax treatment of payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required minimum distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, Lincoln SmartSecuritySM Advantage, or other benefit may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.


Federal penalty taxes payable on distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.


Transfers and direct rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Death benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


Federal income tax withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require


32

that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our tax status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional information

Voting rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Fund shares of a class held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, each person having a voting interest in a subaccount will receive proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the variable annuity account - Fund shares.


Return privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Home office at PO Box 7866, 1300 South Clinton Street, Fort Wayne, IN 46801-7866. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes which had been deducted. No surrender charges or interest adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the purchase payment(s). IRA purchasers will receive purchase payments only.


State regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.


Restrictions under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:
 o Termination of employment in all institutions of higher education as defined in Texas law;
 o Retirement; or
 o Death.

                                                                              33

Accordingly, a participant in the ORP will be required to obtain a certificate of termination from their employer before accounts can be redeemed.


Records and reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


Other information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnRetirement.com, select service centers and continue on through the Internet Service Center.


Special arrangements

At times, we may offer variations of the contracts described in this prospectus to existing owners as part of an exchange program. Contracts purchased through this exchange offer may impose different fees and expenses and provide certain additional benefits from those described in this prospectus.


Legal proceedings

Lincoln Life is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the financial position of Lincoln Life, the VAA or the Principal Underwriter.


34

Statement of Additional Information
Table of Contents for Lincoln National Variable Annuity Account E



Item                                                  Page
Special terms                                        B-2
Services                                             B-2
Principal underwriter                                B-2
Purchase of securities being offered                 B-2
Annuity payouts                                      B-2
Determination of accumulation and annuity unit
value                                                B-4
Advertising and sales literature                     B-4
Additional services                                  B-6
Other information                                    B-7
Financial statements                                 B-7


For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
                         The American Legacy (Reg. TM)
                  Lincoln National Variable Annuity Account E











Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Account E (The American Legacy (Reg.
TM)).


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City ---------------------------------------------------  State ---------
Zip ---------


Mail to The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, Indiana 46801.

                                                                              35

Appendix A - Condensed financial information

Accumulation unit values
The following information relating to accumulation unit values and number of accumulation units for The American Legacy subaccounts for each of the ten years in the periods ended December 31, come from the VAA's financial statements. It should be read along with the VAA's financial statements and notes which are all included in the SAI.


                                                                                           1997
                                                                                 -------------------------
                                                                                     with          without
                                                      1995             1996        EGMDB+            EGMDB
                                               -----------      -----------      --------      -----------
Global Discovery subaccount++ Accumulation unit value
o Beginning of period ...................
o End of period .........................
Number of accumulation units
o End of period (000's omitted) .........
------------------------------------------
Global Growth subaccount* Accumulation unit value
o Beginning of period ...................                                         $1.000        $   1.000
o End of period .........................                                          1.076            1.077
Number of accumulation units
o End of period (000's omitted) .........                                             10            3,197
------------------------------------------                                        ------        ---------
Global Small Capitalization subaccount** Accumulation unit value
o Beginning of period ...................
o End of period .........................
Number of accumulation units
o End of period (000's omitted) .........
------------------------------------------                                        ------        ---------
Growth subaccount Accumulation unit value
o Beginning of period ...................       $   1.861        $   2.450        $1.000        $   2.743
o End of period .........................           2.450            2.743         3.523            3.525
Number of accumulation units
o End of period (000's omitted) .........         101,710           90,842           652           79,287
------------------------------------------      ---------        ---------        ------        ---------
International subaccount*** Accumulation unit value
o Beginning of period ...................       $   1.001        $   1.114        $1.000        $   1.294
o End of period .........................           1.114            1.294         1.392            1.393
Number of accumulation units
o End of period (000's omitted) .........          31,592           38,351           386           36,401
------------------------------------------      ---------        ---------        ------        ---------
New World subaccount*++ Accumulation unit value
o Beginning of period ...................
o End of period .........................
Number of accumulation units
o End of period (000's omitted) .........
------------------------------------------      ---------        ---------        ------        ---------
Blue Chip Income and Growth subaccount++ Accumulation unit value
o Beginning of period ...................
o End of period .........................
Number of accumulation units
o End of period (000's omitted) .........
------------------------------------------      ---------        ---------        ------        ---------
Growth-Income subaccount Accumulation unit value
o Beginning of period ...................       $   1.659        $   2.180        $1.000        $   2.556
o End of period .........................           2.180            2.556         3.175            3.177
Number of accumulation units
o End of period (000's omitted) .........         172,288          158,861         1,197          143,541
------------------------------------------      ---------        ---------        ------        ---------
Asset Allocation subaccount*** Accumulation unit value
o Beginning of period ...................       $   0.986        $   1.262        $1.000        $   1.443
o End of period .........................           1.262            1.443         1.716            1.717
Number of accumulation units
o End of period (000's omitted) .........           5,168            7,199            49            9,519
------------------------------------------      ---------        ---------        ------        ---------
Bond subaccount*+ Accumulation unit value
o Beginning of period ...................                        $   1.000        $1.000        $   1.046
o End of period .........................                            1.046         1.136            1.137
Number of accumulation units
o End of period (000's omitted) .........                            1,681             2            2,350
------------------------------------------      ---------        ---------        ------        ---------



                                                          1998                            1999
                                               --------------------------      --------------------------
                                                    with          without           with          without
                                                   EGMDB            EGMDB          EGMDB            EGMDB
                                               ---------      -----------      ---------      -----------
Global Discovery subaccount++
Accumulation unit value
o Beginning of period ...................
o End of period .........................
Number of accumulation units
o End of period (000's omitted) .........
------------------------------------------
Global Growth subaccount* Accumulation
unit value
o Beginning of period ...................       $1.076         $   1.077        $1.369         $   1.371
o End of period .........................        1.369             1.371         2.295             2.304
Number of accumulation units
o End of period (000's omitted) .........          103             4,950           256             5,812
------------------------------------------      ------         ---------        ------         ---------
Global Small Capitalization subaccount**
Accumulation unit value
o Beginning of period ...................       $1.000         $   1.000        $1.014         $   1.015
o End of period .........................        1.014             1.015         1.918             1.923
Number of accumulation units
o End of period (000's omitted) .........          116             2,312           197             4,008
------------------------------------------      ------         ---------        ------         ---------
Growth subaccount Accumulation unit value
o Beginning of period ...................       $3.523         $   3.525        $4.709         $   4.719
o End of period .........................        4.709             4.719         7.320             7.346
Number of accumulation units
o End of period (000's omitted) .........        3,154            69,344         3,590            61,232
------------------------------------------      ------         ---------        ------         ---------
International subaccount*** Accumulation
unit value
o Beginning of period ...................       $1.392         $   1.393        $1.664         $   1.668
o End of period .........................        1.664             1.668         2.896             2.907
Number of accumulation units
o End of period (000's omitted) .........          954            30,225         1,176            28,019
------------------------------------------      ------         ---------        ------         ---------
New World subaccount*++ Accumulation unit
value
o Beginning of period ...................                                       $1.000         $   1.000
o End of period .........................                                        1.176             1.176
Number of accumulation units
o End of period (000's omitted) .........                                          158             1,194
------------------------------------------      ------         ---------        ------         ---------
Blue Chip Income and Growth subaccount++
Accumulation unit value
o Beginning of period ...................
o End of period .........................
Number of accumulation units
o End of period (000's omitted) .........
------------------------------------------      ------         ---------        ------         ---------
Growth-Income subaccount Accumulation
unit value
o Beginning of period ...................       $3.175         $   3.177        $3.706         $   3.714
o End of period .........................        3.706             3.714         4.074             4.089
Number of accumulation units
o End of period (000's omitted) .........        5,723           123,176         6,007           106,639
------------------------------------------      ------         ---------        ------         ---------
Asset Allocation subaccount***
Accumulation unit value
o Beginning of period ...................       $1.716         $   1.717        $1.914         $   1.918
o End of period .........................        1.914             1.918         2.024             2.032
Number of accumulation units
o End of period (000's omitted) .........          228            10,140           359             9,335
------------------------------------------      ------         ---------        ------         ---------
Bond subaccount*+ Accumulation unit value
o Beginning of period ...................       $1.136         $   1.137        $1.170         $   1.172
o End of period .........................        1.170             1.172         1.186             1.190
Number of accumulation units
o End of period (000's omitted) .........           84             3,609           101             3,312
------------------------------------------      ------         ---------        ------         ---------


                                      A-1


                   2000                          2001
         ------------------------      ------------------------
              with        without           with        without
             EGMDB          EGMDB          EGMDB          EGMDB
         ---------      ---------      ---------      ---------

                                        $ 1.000        $ 1.000
                                          0.927          0.928

                                              1             22
                                        -------        -------

          $ 2.295        $ 2.304        $ 1.840        $ 1.849
            1.840          1.849          1.560          1.571

              584          6,969            875          5,198
          -------        -------        -------        -------

          $ 1.918        $ 1.923        $ 1.583        $ 1.589
            1.583          1.589          1.364          1.371

              545          4,899            519          3,949
          -------        -------        -------        -------

          $ 7.320        $ 7.346        $ 7.559        $ 7.597
            7.559          7.597          6.117          6.157

            6,701         52,734          5,976         43,393
          -------        -------        -------        -------

          $ 2.896        $ 2.907        $ 2.232        $ 2.243
            2.232          2.243          1.766          1.778

            2,762         24,081          2,351         18,934
          -------        -------        -------        -------

          $ 1.176        $ 1.176        $ 1.015        $ 1.017
            1.015          1.017          0.961          0.965

              347          2,132            356          1,843
          -------        -------        -------        -------

                                        $ 1.000        $ 1.000
                                          0.941          0.942

                                          1,450            919
          -------        -------        -------        -------

          $ 4.074        $ 4.089        $ 4.348        $ 4.371
            4.348          4.371          4.407          4.436

           11,715         84,842         10,720         73,779
          -------        -------        -------        -------

          $ 2.024        $ 2.032        $ 2.088        $ 2.099
            2.088          2.099          2.075          2.089

              695          7,060            604          6,543
          -------        -------        -------        -------

          $ 1.186        $ 1.190        $ 1.230        $ 1.237
            1.230          1.237          1.316          1.325

              143          2,994            692          4,247
          -------        -------        -------        -------



                   2002                          2003                          2004
         ------------------------      ------------------------      ------------------------
              with        without           with        without           with        without
             EGMDB          EGMDB          EGMDB          EGMDB          EGMDB          EGMDB
         ---------      ---------      ---------      ---------      ---------      ---------

          $ 0.927        $ 0.928        $0.718         $ 0.720        $0.973         $ 0.977
            0.718          0.720         0.973           0.977         1.063           1.069

               31             55            50             144            85             298
          -------        -------        ------         -------        ------         -------

          $ 1.560        $ 1.571        $1.316         $ 1.327        $1.760         $ 1.778
            1.316          1.327         1.760           1.778         1.975           1.998

              432          4,268           449           3,906           461           3,757
          -------        -------        ------         -------        ------         -------

          $ 1.364        $ 1.371        $1.091         $ 1.099        $1.657         $ 1.671
            1.091          1.099         1.657           1.671         1.979           1.999

              485          3,740           690           3,661           588           3,545
          -------        -------        ------         -------        ------         -------

          $ 6.117        $ 6.157        $4.568         $ 4.605        $6.178         $ 6.237
            4.568          4.605         6.178           6.237         6.869           6.945

            5,212         36,036         5,066          32,528         5,054          26,719
          -------        -------        ------         -------        ------         -------

          $ 1.766        $ 1.778        $1.488         $ 1.500        $1.983         $ 2.002
            1.488          1.500         1.983           2.002         2.339           2.366

            2,082         15,922         2,029          13,771         1,911          11,782
          -------        -------        ------         -------        ------         -------

          $ 0.961        $ 0.965        $0.896         $ 0.901        $1.233         $ 1.242
            0.896          0.901         1.233           1.242         1.448           1.460

              349          1,772           335           1,705           265           1,921
          -------        -------        ------         -------        ------         -------

          $ 0.941        $ 0.942        $0.715         $ 0.717        $0.926         $ 0.929
            0.715          0.717         0.926           0.929         1.003           1.009

              596          3,110           721           4,365           761           4,593
          -------        -------        ------         -------        ------         -------

          $ 4.407        $ 4.436        $3.557         $ 3.586        $4.657         $ 4.702
            3.557          3,586         4.657           4.702         5.082           5.139

           10,081         63,978         9,997          57,877         9,563          47,969
          -------        -------        ------         -------        ------         -------

          $ 2.075        $ 2.089        $1.797         $ 1.812        $2.164         $ 2.186
            1.797          1.812         2.164           2.186         2.316           2.342

              769          6,228           903           6,516         1,217           6,560
          -------        -------        ------         -------        ------         -------

          $ 1.316        $ 1.325        $1.353         $ 1.364        $1.509         $ 1.524
            1.353          1.364         1.509           1.524         1.577           1.596

              642          5,303           761           4,552           768           3,951
          -------        -------        ------         -------        ------         -------

                                      A-2


                                                                                      1997
                                                                             -----------------------
                                                                                 with        without
                                                    1995           1996        EGMDB+          EGMDB
                                               ---------      ---------      --------      ---------
High-Income Bond subaccount Accumulation unit value
o Beginning of period ...................       $ 1.819        $ 2.188        $1.000        $ 2.447
o End of period .........................         2.188          2.447        $2.714          2.716
Number of accumulation units
o End of period (000's omitted) .........        23,867         20,767           204         18,707
------------------------------------------      -------        -------        ------        -------
U.S. Government/AAA-Rated subaccount Accumulation unit value
o Beginning of period ...................       $ 1.498        $ 1.707        $1.000        $ 1.738
o End of period .........................         1.707          1.738        $1.860          1.862
Number of accumulation units
o End of period (000's omitted) .........        29,062         22,652           150         17,975
------------------------------------------      -------        -------        ------        -------
Cash Management subaccount Accumulation unit value
o Beginning of period ...................       $ 1.388        $ 1.447        $1.000        $ 1.502
o End of period .........................         1.447          1.502        $1.559          1.560
Number of accumulation units
o End of period (000's omitted) .........        10,001          9,605           213          7,105
------------------------------------------      -------        -------        ------        -------



                                                         1998                          1999
                                               ------------------------      ------------------------
                                                    with        without           with        without
                                                   EGMDB          EGMDB          EGMDB          EGMDB
                                               ---------      ---------      ---------      ---------
High-Income Bond subaccount Accumulation
unit value
o Beginning of period ...................       $2.714         $ 2.716        $2.689         $ 2.694
o End of period .........................        2.689           2.694         2.805           2.815
Number of accumulation units
o End of period (000's omitted) .........          614          16,578           682          13,416
------------------------------------------      ------         -------        ------         -------
U.S. Government/AAA-Rated subaccount
Accumulation unit value
o Beginning of period ...................       $1.860         $ 1.862        $1.985         $ 1.989
o End of period .........................        1.985           1.989         1.947           1.954
Number of accumulation units
o End of period (000's omitted) .........          545          16,874           640          13,728
------------------------------------------      ------         -------        ------         -------
Cash Management subaccount Accumulation
unit value
o Beginning of period ...................       $1.559         $ 1.560        $1.616         $ 1.620
o End of period .........................        1.616           1.620         1.671           1.677
Number of accumulation units
o End of period (000's omitted) .........          456           7,084           556           8,010
------------------------------------------      ------         -------        ------         -------


                                      A-3


                   2000                          2001
         ------------------------      ------------------------
              with        without           with        without
             EGMDB          EGMDB          EGMDB          EGMDB
         ---------      ---------      ---------      ---------

          $2.805         $ 2.815        $2.681         $ 2.695
           2.681           2.695         2.856           2.875

           1,260           9,927         1,065           8,790
          ------         -------        ------         -------

          $1.947         $ 1.954        $2.144         $ 2.155
           2.144           2.155         2.267           2.283

             980          10,875           930          10,177
          ------         -------        ------         -------

          $1.671         $ 1.677        $1.747         $ 1.756
           1.747           1.756         1.786           1.798

           1,347           5,087         1,442           5,292
          ------         -------        ------         -------



                   2002                          2003                         2004
         ------------------------      ------------------------      -----------------------
              with        without           with        without           with       without
             EGMDB          EGMDB          EGMDB          EGMDB          EGMDB         EGMDB
         ---------      ---------      ---------      ---------      ---------      --------

          $2.856         $ 2.875        $2.774         $2.797         $3.550         $3.585
           2.774           2.797         3.550          3.585          3.844          3.888

           1,041           7,187         1,065          6,513            938          5,249
          ------         -------        ------         ------         ------         ------

          $2.267         $ 2.283        $2.447         $2.468         $2.474         $2.498
           2.447           2.468         2.474          2.498          2.527          2.556

           1,166          11,527         1,068          9,158          1,001          6,801
          ------         -------        ------         ------         ------         ------

          $1.786         $ 1.798        $1.783         $1.798         $1.770         $1.787
           1.783           1.798         1.770          1.787          1.762          1.782

           1,292           5,556           369          3,512            237          2,192
          ------         -------        ------         ------         ------         ------

* The Global Growth subaccount began operations on April 30, 1997 so the figures for 1997 represent experience of less than one year.

** The Global Small Capitalization subaccount began operations on April 30, 1998 so the figures for 1998 represent experience of less than one year.

*** The International subaccount and Asset Allocation subaccount began operations on January 3, 1994.

*+ The Bond subaccount began operations on January 2, 1996 so the figures for 1996 represent experience of less than one year.

+ The EGMDB rider was not available until May 1, 1997 so the figures for 1997 represent experience of less than one year.

*++ The New World subaccount began operations on June 17, 1999 so the figures for 1999 represent experience of less than one year.

++ The Global Discovery and Blue Chip Income and Growth subaccounts began operations on July 5, 2001 so the figures for 2001 represent experience of less than one year.


                                      A-4